UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

            Date of Report (Date of earliest reported): May 23, 2006


                           EUROWEB INTERNATIONAL CORP.
               (Exact name of registrant as specified in charter)


             Delaware                   1-1200             13-3696015
   (State or other jurisdiction      (Commission         (IRS Employer
        of incorporation)            File Number)      Identification No.)


           468 North Camden Drive Suite 256(I) Beverly Hills, CA 90210
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: (310) 860-5697


                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry Into a Material Definitive Agreement
Item 2.01   Completion of Acquisition or Disposition of Assets

On December 19, 2005, Euroweb International Corp. (the "Company") entered into a Share Purchase Agreement (the "Agreement") with Invitel Tavkozlesi Szolgaltato Rt., a Hungarian joint stock company ("Invitel"). Pursuant to the Agreement, the Company sold and, Invitel purchased, 100% of the Company's interest in the Company's two Internet and telecom related operating subsidiaries, Euroweb Hungary Rt. and Euroweb Romania S.A (the "Subsidiaries"). The closing of the sale of the Subsidiaries occurred on May 23, 2006. The purchase price paid to the Company is USD $30,000,000 in cash of which USD $29,400,000 was paid at closing and the remaining $600,000 is payable upon delivery of a certificate prepared by an independent auditor identifying the net indebtedness of the Subsidiaries, which are required to be debt free. The purchase price is to be reduced  by the  amount  of any  debt  held in the  Subsidiaries  including  USD
$6,000,000  payable  to  Commerzbank.  Shareholders  holding a  majority  of the
Company's outstanding shares of common stock approved the sale of the Subsidiaries at the special meeting held to vote on such matter on May 15, 2006. No material relationship exists between Invitel and the Company and/or its affiliates, directors, officers or any associate of an officer or director.

The Subsidiaries provided communications solutions using Internet technologies to businesses located in Hungary and Romania.

Item 9.01   Financial Statements and Exhibits

      (a)   Financial Information of Business Acquired

            Not applicable.

      (b)   Proforma Financial Information

            Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2006 (attached hereto following the signature page)

            Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2005 (attached hereto following the signature page)

      (c)   Exhibits

            Exhibit No.          Description
            -----------          -----------

            10.1 Share Purchase Agreement by and between Euroweb International Corp. and Invitel Tavkozlesi Szolgaltato Rt. (incorporated by reference to the Form 8-K Current Report filed with the Securities and Exchange Commission on December 21, 2005)

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   EUROWEB INTERNATIONAL CORPORATION


                                   By: /s/ MOSHE SCHNAPP
                                       -----------------------------
                                       Name:  Moshe Schnapp
                                       Title: President

Date:   May 30, 2006
        Budapest, Hungary

                        EUROWEB INTERNATIONAL CORPORATION

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The accompanying unaudited pro forma condensed consolidated financial statements (the "unaudited pro forma financial statements") give effect to the sale of 100% of the interest of Euroweb International Corporation ("Euroweb") in each of Euroweb Internet Szolgaltato Rt. ("Euroweb Hungary") and Euroweb Romania S.A. ("Euroweb Romania") to Invitel Tavkozlesi Szolgaltato Rt. and the acquisition of 100% of Navigator Informatika Rt. ("Navigator").

Acquisition of 100% of Navigator

The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2005 also give effect to the acquisition by Euroweb of 100% of Navigator as if the acquisition occurred on January 1, 2005.

Sale of 100% of the interest of Euroweb in Euroweb Hungary and Euroweb Romania

The unaudited pro forma financial statements give effect to the sale of 100% of the Company's interest in Euroweb Hungary and Euroweb Romania. The sale was completed on May 23, 2006. Euroweb Hungary and Euroweb Romania are together expected to be sold for approximately $30,000,000 cash, less outstanding debt including $6,000,000 repayment of bank loan by Euroweb Hungary for ensuring debt free status and less estimated transaction costs, severances, success fees and estimated guarantee provision accrual of approximately $1,900,000. Euroweb Hungary covers the cash need of $6,000,000 repayment of bank loan from the $8,500,000 cash proceed received from Euroweb in exchange for 85% ownership of Navigator currently held by Euroweb Hungary.

Euroweb believes that the sale of Euroweb Hungary and Euroweb Romania meets the criteria for presentation as a discontinued operation under the provisions of Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." Accordingly, Euroweb Hungary and Euroweb Romania are presented as discontinued operations in the historical consolidated financial statements of Euroweb. The estimated gain is $16,205,366 on the sale of Euroweb Hungary and Euroweb Romania, which is not reflected in the unaudited pro forma condensed consolidated statements of operations due to the non-recurring nature of the gain.

The unaudited pro forma condensed consolidated balance sheet gives effect to the disposition of Euroweb Hungary and Euroweb Romania as if it occurred on March 31, 2006.

The pro forma adjustments described in the accompanying notes are based upon available information and certain assumptions that management believes are reasonable. The unaudited pro forma condensed consolidated financial statements are for illustrative purposes only and are not necessarily indicative of the actual results of operations or financial position that would have occurred had the transactions described above occurred on the dates indicated, nor are they necessarily indicative of future operating results. The unaudited pro forma financial statements are only a summary and should be read in conjunction with the historical consolidated financial statements and related notes of Euroweb, in its Form 10-QSB for the quarter ended March 31, 2006 and in its Form 10-KSB for the year ended December 31, 2005.

All pro forma amounts are presented in U.S. dollars, the reporting currency of Euroweb.

                        Euroweb International Corporation
            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                                 March 31, 2006

                                                               Euroweb          Pro Forma
                                                              Historical       Adjustments   Notes     Pro Forma
                                                            --------------    -------------- -----  --------------
                                                                 (A)               (B)
ASSETS

  Current Assets
    Cash and cash equivalents                               $      691,021    $   30,000,000  (1)   $   24,691,021
                                                                        --        (8,500,000) (2)               --
                                                                        --         2,500,000  (3)               --
    Trade accounts receivable, net                               1,430,263                --             1,430,263
    Prepaid and other current assets, unbilled receivable          395,258           (75,552) (5)          319,706
                                                            --------------    --------------        --------------
      Total current assets of continuing operations              2,516,542        23,924,448            26,440,990
    Total assets of discontinued operations                     19,179,425       (19,179,425) (4)               --
                                                            --------------    --------------        --------------
      Total current assets                                      21,695,967         4,745,023            26,440,990

  Property and equipment, net                                    1,072,305                --             1,072,305
  Goodwill                                                       8,150,672                --             8,150,672
  Intangibles - customer contracts                               2,784,810                --             2,784,810
                                                            --------------    --------------        --------------

      Total assets                                          $   33,703,754    $    4,745,023        $   38,448,777
                                                            ==============    ==============        ==============

LIABILITIES AND STOCKHOLDERS' EQUITY

  Current Liabilities
    Trade accounts payable                                  $    1,278,462                --        $    1,278,462
    Current portion of bank loan and overdraft                     789,206                --               789,206
    Other current liabilities                                      202,462    $    1,824,448  (5)        2,026,910
    Accrued expenses                                               701,946                --               701,946
                                                            --------------    --------------        --------------

      Total current liabilities of continuing operations         2,972,076         1,824,448             4,796,524
    Total liabilities of discontinued operations                12,905,537       (12,905,537) (4)               --
                                                            --------------    --------------        --------------
      Total current liabilities                                 15,877,613       (11,081,089)            4,796,524

Non-current liabilities
  Deferred tax liability                                           445,570                --               445,570
  Non-current portion of bank loans                                393,476                --               393,476
                                                            --------------    --------------        --------------
      Total liabilities                                         16,716,659       (11,081,089)            5,635,570

  Stockholders' Equity
  Common stock, $.001 par value - Authorized 35,000,000
   shares; Issued and outstanding 5,843,067 shares                  25,307                --                25,307
  Additional paid-in capital                                    51,900,890                --            51,900,890
  Accumulated deficit                                          (35,332,003)       16,205,366  (6)      (19,126,637)
  Accumulated other comprehensive losses                           392,901          (379,254) (7)           13,647
                                                            --------------    --------------        --------------
      Total stockholders' equity                                16,987,095        15,826,112            32,813,207
                                                            --------------    --------------        --------------

      Total liabilities and stockholders' equity            $   33,703,754    $    4,745,023        $   38,448,777
                                                            ==============    ==============        ==============

             See accompanying notes to unaudited pro forma condensed
                           consolidated balance sheet

        NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(A) Reflects the historical condensed consolidated balance sheet of Euroweb as of March 31, 2006, included in the Form 10-QSB of Euroweb for the quarter ended March 31, 2006.

(B) Pro forma adjustments related to the sale of Euroweb Hungary and Euroweb Romania on the basis described in the introduction to these unaudited pro forma financial statements:

      1) Represents the cash proceeds of $30,000,000 received upon the sale of Euroweb Hungary and Euroweb Romania.

      2) Represents the acquisition of 85% ownership of Navigator from Euroweb Hungary by Euroweb for $8,500,000 at the date of closing.

      3) Reflects the repayment of $2,500,000 intercompany loan from Euroweb Hungary to Euroweb at the date of closing originated from the Navigator acquisition

      4) Adjustment to eliminate assets sold and liabilities transferred upon the sale of Euroweb Hungary and Euroweb Romania

      5) Adjustment to reflect the estimated direct transaction costs, bonuses, success fees, severances and accrued provision on estimated warranty claims totalling $1,900,000, to be paid, payable in connection with the sale

      6) Adjustment to reflect the pro forma gain on the sale of Euroweb Hungary and Euroweb Romania, after estimated direct transaction costs, bonuses, success fees, severances and accrued provision on estimated warranty claims of $1,900,000 to be paid or payable in connection with the sale. No tax liability is expected to arise as a result of the sale. Because the estimated pro forma gain assumes the sale was consummated on March 31, 2006, the pro forma gain will ultimately differ from the actual gain that will occur at the closing date of sale.

      7) Adjustment to eliminate cumulative other comprehensive gain/losses of Euroweb Hungary and Euroweb Romania

            No adjustments have been made to reflect any income tax effect of the pro forma adjustments since Euroweb has significant net operating loss carryforwards and, therefore, does not expect to have taxable income in the foreseeable future.

                        Euroweb International Corporation
             Unaudited Pro Forma Condensed Consolidated Statement of
                 Operations for the Year Ended December 31, 2005

                                                           Euroweb         Pro Forma
                                                         Historical       Adjustments    Notes      Pro Forma
                                                       --------------    --------------  -----   --------------
                                                             (A)               (B)
Revenues                                               $    1,964,998    $    5,673,926  (1)     $    7,638,924

Cost of revenues  (exclusive of depreciation and
 amortization shown separately below)                         511,658         1,406,427  (1)          1,918,085

Operating expenses

  Compensation and related costs                            1,054,342           894,984  (2)          1,949,326
  Consulting, professional and directors fees               1,396,096         1,237,731  (3)          2,633,827
  Other selling, general and administrative expenses          703,770         1,198,590  (4)          1,902,360
  Depreciation and amortization                               509,478         1,378,784  (5)          1,888,262
                                                       --------------    --------------          --------------

        Total operating expenses                            3,663,686         4,710,089               8,373,775

Operating loss                                             (2,210,346)         (442,590)             (2,652,936)

  Interest income                                               2,512            15,185  (6)             17,697
  Interest expense                                            (38,240)          (94,367) (6)           (132,607)
  Other income (expenses)                                     170,000                --                 170,000

Loss from continuing operations before income taxes        (2,076,074)         (521,772)             (2,597,846)
                                                       --------------    --------------          --------------

  Income tax expense - current                                     --          (143,677) (7)           (143,677)
  Income tax expense-deferred                                  57,908           166,796  (7)            224,704
                                                       --------------    --------------          --------------
Income tax expense                                             57,908            23,119                  81,027

Loss from continuing operations                        $   (2,018,166)   $     (498,653)         $   (2,516,819)
                                                       ==============    ==============          ==============
Loss per share from continuing operations,
 basic and diluted                                              (0.37)               --                   (0.44)

Weighted average number of shares outstanding,
 basic and diluted                                          5,445,363                --               5,784,099

             See accompanying notes to unaudited pro forma condensed
                      consolidated statement of operations

   NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(A) Reflects the statements of operations of the Company for the years ended December 31, 2005 included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005.

(B) Pro forma adjustments to record the acquisition of Navigator Informatika Rt. ("Navigator") as if it had occurred on January 1, 2005 for purposes of presenting the pro forma statements of operations:

      1) Adjustment to reflect the revenues and costs of goods sold of Navigator for the period from January 1, 2005 to October 7, 2005.

      2) Adjustment to reflect the salary and related costs of Navigator for the period from January 1, 2005 to October 7, 2005..

      3) Adjustment to reflect the consulting, professional and directors' fees of Navigator for the period from January 1, 2005 to October 7, 2005.

      4) Adjustment to reflect the selling, general and administrative costs of Navigator for the period from January 1, 2005 to October 7, 2005.

      5) Adjustment to reflect the amortization and depreciation charge of Navigator for the period from January 1, 2005 to October 7, 2005.

      6) Adjustment to reflect the interest income and expenses of Navigator for the period from January 1, 2005 to October 7, 2005.

      7) Adjustment to reflect the income tax of Navigator for the period from January 1, 2005 to October 7, 2005.